B

                                 Brown Advisory


                               SEMI-ANNUAL REPORT


                                NOVEMBER 30, 2002




                      BROWN ADVISORY SMALL-CAP GROWTH FUND

                        BROWN ADVISORY GROWTH EQUITY FUND

                        BROWN ADVISORY MARYLAND BOND FUND

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BROWN ADVISORY SMALL-CAP GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

                                                        November 30, 2002
Dear Shareholder:

The Fund's sector and style continues to be out of favor as indicated by the negative results for the periods of six months and longer for both Brown Advisory Small-Cap Growth Fund (the "Fund"), formerly BrownIA Small-Cap Growth Fund, and its benchmark, Russell 2000 Growth Index. However, despite negative results for the period, the Fund significantly out-performed the benchmark for six months. As seen in the chart below, the majority of out-performance was achieved during the market recovery that took place since the market's most recent low on October 9, 2002. This quick recovery and strong relative performance illustrates the potential of the Fund's portfolio companies.

  Periods Ending 11/30/02:         Oct 9 - Nov 30        Six Months         Year-to-Date        Since Inception
  Fund                                 +40.15%             -11.26%             -32.19%              -7.59%
  Russell 2000 Growth                  +27.76%             -17.06%             -25.10%             -10.30%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. FOR ADDITIONAL PERFORMANCE AND RELATED INFORMATION PLEASE REFER TO THE END OF THIS LETTER.

The extreme volatility of the Fund during the bear market that began in March 2000 is symptomatic of investing in small, high-growth companies. For example, Wal Mart Stores, a company which went public in 1970, declined 80% during that period. However, within less than a year from reaching its low point, the stock doubled in price. Similar price flucations were experienced by other newly created-public growth companies during weak markets and subsequent recoveries, among them Automatic Data Processing from 1961-62 and McDonald's from 1966-67. Certainly not all stocks will rebound in such a manner, and some will not recover at all, but we provide these examples to illustrate (i) the negative impact that the current market has had on the stock prices of smaller companies is not unprecedented and (ii) an historical perspective as to how quickly high-growth companies can rebound in a market recovery.

Because we remain fully invested primarily in younger public companies, neither our under-performance over the current market cycle nor our recent recovery is unusual. In fact, this pattern is consistent with past market cycles. What many failed to predict, however, was the severity and duration of the market decline. Despite these conditions, we have remained true to our long-term strategy, which is to own stocks, even during declining markets, as long as the companies are still growing. We believe fervently that the potential earnings growth of the Fund's portfolio companies will eventually drive share prices upward over the longer term.

We can only speculate whether the recent recovery is the start of a more positive market cycle, or a rally in a continuing bear market. What we have more confidence in, however, is the favorable fundamental outlook for the vast majority of the Fund's holdings. Ongoing analysis of our holdings indicates that these companies are continuing to grow at high rates. The anticipated average weighted "normalized" earnings per share growth rate of the Fund's holdings continues to hover at the 30%+ level.

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BROWN ADVISORY SMALL-CAP GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS (Concluded)
--------------------------------------------------------------------------------

Early indications suggest that the year 2003 has the potential for significantly improved business and corporate profits. As always, we are sensitive to changes in the underlying fundamentals of our companies and will make adjustments in the Fund accordingly. In addition, we will continue to explore ideas to strengthen the Fund as we seek to provide competitive long term performance.

Frederick L. Meserve, Jr.
Portfolio Manager

________________________

*MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. AS OF DECEMBER 31, 2002, THE FUND'S ONE YEAR AND ANNUALIZED SINCE INCEPTION (06/28/99) RETURNS WERE -39.41% AND -10.33%, RESPECTIVELY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURN FIGURES INCLUDE THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. DURING THE PERIOD, CERTAIN FEES WERE WAIVED OR EXPENSES REIMBURSED; OTHERWISE, RETURNS WOULD HAVE BEEN LOWER.

INVESTMENTS  IN  SMALLER   COMPANIES   GENERALLY  CARRY  GREATER  RISK  THAN  IS
CUSTOMARILY ASSOCIATED WITH LARGER, MORE ESTABLISHED COMPANIES FOR VARIOUS REASONS SUCH AS GREATER PRICE FLUCTUATIONS, AND MORE LIMITED PRODUCT LINES, MARKETS AND FINANCIAL RESOURCES. THE RUSSELL 2000 INDEX IS AN UNMANAGED, MARKET VALUE WEIGHTED INDEX, WHICH IS WIDELY REGARDED TO BE REPRESENTATIVE OF SMALL COMPANY STOCKS. THE RUSSELL 2000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. ONE CANNOT INVEST DIRECTLY IN AN INDEX

THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND'S MANAGER AS OF NOVEMBER 30, 2002 AND MAY NOT REFLECT HIS VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENTS IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE. (01/03).

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BROWN ADVISORY GROWTH EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

                                                        November 30, 2002
Dear Shareholder:

November 30 marks the mid-point of the fiscal year of the Brown Advisory Growth Equity Fund (the "Fund"), formerly BrownIA Growth Equity Fund. At a time of extraordinary volatility and uncertainty in the equity markets, we again want to review the central issues that have affected the performance of the equity markets in general and the Fund in particular. In short, the climate for equity investing has been poor, and earning positive absolute returns has been extremely difficult. There is evidence to suggest, however, that conditions are improving.

Since our last communication with you, investors have continued to endure market gyrations the magnitudes of which have little, if any, precedent. Equity values have continued to erode as the markets pushed below the post-September 11, 2001 lows over the summer and fall months. The current bear market has climbed higher in the historical rankings and now stands as the second longest and third most severe decline in U.S. history.

Mixed messages and conflicting signals remain the order of the day. Investors struggle to digest first encouraging, then sobering, economic news and corporate releases. On the positive side, the economy is still growing, albeit sluggishly, posting gains of 1.3% in the second quarter and 4.0% in the third quarter. Fears of a double-dip recession appear to be ebbing. Corporate profits are also showing encouraging signs of year-over-year growth. Productivity remains strong, growing at a faster-than-expected rate of 5.1% in the third quarter. Over the past twelve months, it has grown at its fastest pace since 1966. Inflation fears remain low, even as the money supply continues to grow rapidly, thanks to an accommodative Federal Reserve monetary policy.

Some of the headwinds that the equity markets have faced in recent months, however, remain in place. Corporate credibility is quite low, while investor skepticism remains very high. Investors have only gradually - and only recently
- begun to move away from their tendency to indiscriminately punish entire sectors of stocks in light of breaking company-specific bad news. Encouragingly, it is clear that companies, regulatory bodies and law makers are grappling with the issues of corporate governance and accounting practices that have dominated the headlines. We believe that the long-run impact of these circumstances will be positive, as standards in both areas are raised and tightened.

The consumer's health and continued participation in the ongoing economic recovery remain near the center of investors' attention. The job market has been weak, and debt burdens at the individual and corporate level are very high. Despite weaker retail sales figures in the early autumn and speculation over a meager holiday shopping season, early indications for holiday sales have been encouraging. Most economists agree, however, that incremental economic growth from this point on will depend on the timing of the long-awaited rebound in corporate capital investment.

A backdrop to these turbulent conditions, the threat of terrorist activity and the possibility of war with Iraq, continue to worry investors and contribute significantly to the uncertainty surrounding near-term equity market performance. Nevertheless, we believe that the long-term fundamentals of equities remain attractive.

The current volatile markets and changing economic conditions dictate that we constantly reassess the Fund's individual holdings and overall strategy, making changes where necessary based on our convictions. For example, we believe interest rates will rise again, having reached historical lows. When they do, it will place pressure on banks whose income streams are not widely diversified. With this in mind, we have continued to reposition our holdings in financial stocks, reducing the Fund's exposure to rate sensitive banks and increasing its exposure to those companies

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BROWN ADVISORY GROWTH EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS (Concluded)
--------------------------------------------------------------------------------

less affected by rising rates. Most recently, we added to our holdings in Marsh & McLennan Cos, Inc. funded, in part, by reductions in SouthTrust and Washington Mutual. Marsh & McLennan's position as an insurance broker, rather than an underwriter, is attractive.

Recently, we re-initiated a position in CVS Corp., a company that we once owned but sold more than 18 months ago when the company's fundamentals deteriorated and revenues decelerated unexpectedly. The company also was trading at peak absolute and relative valuations, leaving little margin for error. In the interim, however, company management has addressed several operating challenges that were hampering profitability, hiring 2,000 additional pharmacists and launching an inventory management system. The company also closed a substantial number of under-performing Revco stores earlier this year and improved profit margins on its front-end products. All told, we feel these initiatives will fuel growth in profitability going forward.

The Fund is significantly overweight in information technology (vs the S&P 500 Index) based on our belief that technology will be a critical component of continued economic growth. We are enthusiastic about the software sector and believe that when the rebound in technology spending does occur corporations will invest first in application software that will boost productivity. Our holdings in Cisco Systems, Oracle Corp. and Veritas Software Corp. reflect this belief. We also initiated, and later added to, a position in BEA Systems, an application infrastructure software provider. Earnings of these companies are positioned to improve significantly in an improving technology spending climate.

In the past six months, we have become more optimistic about the prospects for large cap pharmaceuticals. Our optimism is based on a few broad themes. As our population ages, its demand for drugs will increase. At the same time, the wave of patent expirations that have decimated pharmaceutical companies' profits has begun to ebb. New product pipelines are growing, and the FDA is shifting to a more accommodative stance. In short, the potential for significant productivity and earnings growth in the industry has increased. We do not feel that industry valuations accurately reflect this productivity and profitability potential and, to capitalize on this opportunity, we added some new health care names and increased the size of our current holdings. Over the past six months we have initiated positions in Abbott Laboratories, Eli Lilly and MedImmune and expanded our positions of Merck and Pfizer. Eli Lilly has a strong product pipeline with eight drugs expected to launch by the fourth quarter of 2004. Recent patent expirations appear to have cycled through the company's earnings, making yearly comparisons easier. Abbott Laboratories appeals to us as a defensive, high-quality pharmaceutical name whose rheumatoid arthritis drug, still in the development stages, holds great potential. MedImmune, a more recent addition to the portfolio, is a biotechnology company with established end markets and several products in the late stages of development.

Looking forward, we remain optimistic about the prospects for growth stocks. We believe the combination of improving earnings growth and increasingly attractive valuations have the potential to result in attractive returns in coming quarters.

Geoffrey R.B. Carey, CFA
Portfolio Manager

________________________

THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND'S MANAGER AS OF NOVEMBER 30, 2002 AND MAY NOT REFLECT HIS VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENTS IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE. THE S&P 500 INDEX IS A BROAD-BASED, UNMANAGED MEASUREMENT OF CHANGES IN STOCK MARKET CONDITIONS BASED ON THE AVERAGE OF 500 WIDELY HELD COMMON STOCKS. ONE CANNOT INVEST DIRECTLY IN AN INDEX. (01/03).

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BROWN ADVISORY MARYLAND BOND FUND
A MESSAGE TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

                                                        November 30, 2002
Dear Shareholder:

We are pleased to provide you with an update of the Brown Advisory Maryland Bond Fund (the "Fund"), formerly BrownIA Maryland Bond Fund, for the period ended November 30, 2002.

As we have seen throughout most of this year, the tax-exempt fixed income market has been inversely correlated to the equity markets. Through the third quarter of the year, the tax-exempt market saw positive returns as the equity markets suffered through dismal performance. The fourth quarter, however, is off to a much different start with the S&P 500 Index up 15.2% through November 30 and municipal market returns down approximately 2.1%. Recent economic data has put to rest concerns of a double dip recession, though not making the case for a strong economic rebound. A war with Iraq and the questionable strength of consumer spending through the holiday season will need to be offset by increased business spending and solid employment growth if the economy's positive trajectory is to continue.

Municipalities have not been immune to the effects of the recession of late 2001. Maryland has only recently experienced economic weakness. For the past several years, in fact into 2002, Maryland's economy has grown at a faster pace than the nation based on employment statistics. The most recently reported state unemployment rate was 4.8%, well below the national average of 6%. Maryland continues to benefit from a diversified economy; however, the state's exposure to federal government employment is high. Given the federal government's increased spending on defense, Maryland's employment situation should remain stable. The estimates for General Fund revenues are approximately 5% lower than fiscal 2001 with personal income tax collections down 5.2% and sales tax revenues holding up well through the third quarter of this year. Although projected deficits are higher than first anticipated, Maryland has a credible track record of managing through tough budget times. Based on the state's fiscal strength and the broad-based diversity of its economy, the rating agencies (Moody's and Standard & Poor's) have assigned the state's general obligation bonds a AAA credit rating.

The Fund seeks to provide a high level of current income exempt from both Federal and Maryland state income taxes without undue risk. Generally, the average weighted maturity of the Fund's portfolio securities will be between five and ten years, thus seeking to limit the risk of principal losses due to interest rate fluctuations. Over the past six months, the average weighted maturity of the Fund's portfolio securities has been between 5.5 and 6.5 years. The Fund is classified as non-diversified, meaning it may focus a larger percentage of assets in the securities of fewer issuers. Specifically, the Fund may not purchase a security (other than a U.S. Government Security or security of an investment company) if, as a result, with respect to 50% of the Fund's total assets, more than 5% of the assets would be invested in securities of a single issuer. As of November 30, 2002, 61% of the Fund was invested in issues representing less than 5% of the Fund's total assets. The top five holdings represent 39% of Fund assets and the overall credit quality is AA. General obligations of Maryland and its municipalities represent approximately 45% of Fund assets while various revenue issues comprise 55% of assets.

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BROWN ADVISORY MARYLAND BOND FUND
A MESSAGE TO OUR SHAREHOLDERS (Concluded)
--------------------------------------------------------------------------------

The Fund's Largest Holdings (as of November 30, 2002) were as follows:

                                            % OF HOLDINGS      S&P CREDIT RATING

  o   State of Maryland                          13%                  AAA
  o   Maryland Dept. of Transportation            7%                  AA2
  o   Montgomery Co., Maryland                    7%                  AAA
  o   University of Maryland                      6%                  AA3
  o   Washington Sub. San. District               6%                  AAA


Monica M. Hausner
Portfolio Manager

________________________

*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. AS OF DECEMBER 31, 2002, THE FUND'S ONE YEAR AND ANNUALIZED SINCE INCEPTION (12/21/00) RETURNS WERE 8.99% AND 6.98%, RESPECTIVELY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURN FIGURES INCLUDE THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. DURING THE PERIOD, CERTAIN FEES WERE WAIVED OR EXPENSES REIMBURSED; OTHERWISE, RETURNS WOULD HAVE BEEN LOWER.

AS A NON-DIVERSIFIED FUND, THE FUND MAY FOCUS A LARGER PERCENTAGE OF ITS ASSETS IN THE SECURITIES OF FEWER ISSUERS. CONCENTRATION OF THE FUND IN A LIMITED NUMBER OF SECURITIES EXPOSES THE FUND TO GREATER MARKET RISK THAN IF ITS ASSETS WERE DIVERSIFIED AMONG A GREATER NUMBER OF ISSUERS. THE S&P 500 INDEX IS A BROAD-BASED, UNMANAGED MEASUREMENT OF CHANGES IN STOCK MARKET CONDITIONS BASED ON THE AVERAGE OF 500 WIDELY HELD COMMON STOCKS. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND'S MANAGER AS OF NOVEMBER 30, 2002 AND MAY NOT REFLECT HER VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENTS IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE. (01/03).

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BROWN ADVISORY SMALL-CAP GROWTH FUND (NOTE 1)
SCHEDULE OF INVESTMENTS (unaudited)
November 30, 2002
--------------------------------------------------------------------------------

SHARES                    SECURITY DESCRIPTION          VALUE    SHARES                    SECURITY DESCRIPTION          VALUE
------                    --------------------          -----    ------                    --------------------          -----

COMMON STOCK (95.5%)                                             PRODUCER DURABLES (11.7%)
AUTOS & TRANSPORTATION  (5.3%)                                   216,522 AstroPower, Inc. +                          $ 1,883,741
  285,098 Atlantic Coast Airlines Holdings, Inc. +  $ 3,056,251  266,561 ATMI, Inc. +                                  6,389,467
  198,885 Forward Air Corp. +                         3,828,536  571,823 Powerwave Technologies, Inc. +                3,762,595
                                                   ------------- 268,418 Skyworks Solutions, Inc. +                    3,234,437
                                                      6,884,787                                                     -------------
                                                   -------------                                                      15,270,240
CONSUMER DISCRETIONARY (26.2%)                                                                                      -------------
  137,636 Apollo Group, Inc. +                        5,677,485  TECHNOLOGY (27.7%)
   88,845 Bright Horizons Family Solutions, Inc. +    2,416,584   71,302 Digimarc Corp. +                              1,124,433
  159,914 CoStar Group, Inc. +                        2,876,853  383,358 Documentum, Inc. +                            7,138,126
  536,878 Edison Schools, Inc. +                        885,849  741,040 I-Many, Inc. +                                2,126,785
  272,381 Getty Images, Inc. +                        8,136,021   90,116 Power Integrations, Inc. +                    1,842,872
   74,298 Hot Topic, Inc. +                           1,797,194  235,222 RSA Security, Inc. +                          1,500,716
   85,325 Krispy Kreme Doughnuts, Inc. +              3,199,688  431,748 SIPEX Corp. +                                 1,770,167
   48,626 MemberWorks, Inc. +                           926,325   65,554 Synopsys, Inc. +                              3,407,497
  186,645 O'Charleys, Inc. +                          4,080,060  373,936 Synplicity, Inc. +                            1,757,499
   90,265 Princeton Review, Inc. +                      573,183  454,091 Tekelec, Inc. +                               4,627,187
  297,182 QRS Corp. +                                 2,005,979  435,575 WebEx Communications, Inc. +                  8,476,290
  156,044 Tweeter Home Entertainment Group, In        1,716,484  409,852 Wind River Systems, Inc. +                    2,483,703
                                                   -------------                                                    -------------
                                                     34,291,705                                                       36,255,275
                                                   -------------                                                    -------------
FINANCIAL SERVICES (3.0%)                                        Total Common Stock (Cost $135,849,205)              124,922,370
  382,755 Digital Insight Corp. +                     3,927,066                                                     -------------
                                                   -------------
HEALTH CARE (18.4%)                                              SHORT-TERM INVESTMENT (4.2%)
   11,220 Accredo Health, Inc. +                        598,295   5,525,016  Deutsche Cash Management Fund
  112,162 Affymetrix, Inc. +                          3,039,590              (Cost $5,525,016)                         5,525,016
  453,968 ArthroCare Corp. +                          5,393,140                                                     -------------
  177,201 Eclipsys Corp. +                              919,673
   86,975 EPIX Medical, Inc. +                          804,519  TOTAL INVESTMENTS IN SECURITIES - 99.7%
  158,615 Incyte Genomics, Inc. +                       848,590              (COST $141,374,221)                    $130,447,386
   40,897 Neose Technologies, Inc. +                    564,379  OTHER ASSETS AND LIABILITIES, NET  - 0.3%               397,751
  207,406 SonoSite, Inc. +                            3,117,312                                                     -------------
  313,729 Sunrise Assisted Living, Inc. +             8,793,824  TOTAL NET ASSETS - 100.0%                          $130,845,137
                                                   -------------                                                    =============
                                                     24,079,322
                                                   -------------
MATERIALS & PROCESSING (3.2%)
   61,189 Symyx Technologies +                          737,328
  105,834 Trex Co., Inc. +                            3,476,647
                                                   -------------
                                                      4,213,975
                                                   -------------



---------------------------------------------------------
+ Non-income producing security.


See Notes to Financial Statements      7


--------------------------------------------------------------------------------
BROWN ADVISORY GROWTH EQUITY FUND (NOTE 1)
SCHEDULE OF INVESTMENTS (unaudited)
November 30, 2002
--------------------------------------------------------------------------------

SHARES                    SECURITY DESCRIPTION          VALUE    SHARES                    SECURITY DESCRIPTION          VALUE
------                    --------------------          -----    ------                    --------------------          -----

COMMON STOCK (98.9%)
BASIC INDUSTRY (1.5%)                                            HEALTH CARE (18.1%)
   14,000 Rohm & Haas Co.                            $  495,460   13,300 Abbott Laboratories                         $   582,274
                                                    ------------  10,200 Amgen, Inc. +                                   481,440
CAPITAL GOODS (11.2%)                                             11,200 Eli Lilly & Co.                                 764,960
   24,000 Dover Corp.                                   748,800    5,800 Medimmune, Inc. +                               153,236
   17,000 Emerson Electric Co.                          886,550   18,000 Medtronic, Inc.                                 841,500
   42,600 General Electric Co.                        1,154,460   18,000 Merck & Co., Inc.                             1,069,380
   50,000 Tyco International Ltd.                       892,000   46,000 Pfizer, Inc.                                  1,450,840
                                                    ------------  21,300 Waters Corp. +                                  570,840
                                                      3,681,810                                                     -------------
                                                    ------------                                                       5,914,470
CONSUMER CYCLICALS (11.3%)                                                                                          -------------
   17,000 Costco Wholesale Corp. +                      549,100  TECHNOLOGY (20.9%)
   28,000 CVS Corp.                                     752,640   50,500 BEA Systems, Inc. +                             558,025
   12,000 Lowe's Cos., Inc.                             498,000   65,300 Cisco Systems, Inc. +                           974,276
   22,650 Marriott International, Inc. - Class A        809,738   30,100 Dell Computer Corp. +                           859,957
   19,300 Target Corp.                                  671,254   31,300 Intel Corp.                                     652,292
   14,775 Tiffany & Co.                                 419,315   20,200 Microsoft Corp. +                             1,165,539
                                                    ------------  44,900 Oracle Corp. +                                  544,188
                                                      3,700,047  142,655 Parametric Technology Corp. +                   442,231
                                                    ------------  70,500 Powerwave Technologies, Inc. +                  463,890
CONSUMER STAPLES (11.2%)                                          29,200 Texas Instruments, Inc.                         587,214
    8,100 Anheuser-Busch Cos., Inc.                     397,872   33,000 Veritas Software Corp. +                        599,940
   57,000 AOL Time Warner, Inc. +                       933,090                                                     -------------
   27,900 Comcast Corp. - Class A +                     636,120                                                        6,847,552
   17,200 Kimberly-Clark Corp.                          865,504                                                     -------------
   23,700 Outback Steakhouse, Inc.                      841,350  TELECOMMUNICATIONS (2.0%)
                                                    ------------  22,600 SBC Communications, Inc.                        644,100
                                                      3,673,936                                                     -------------
                                                    ------------
ENERGY (5.2%)                                                    Total Common Stock (Cost $36,425,171)                32,402,744
    7,020 ChevronTexaco Corp.                           470,551                                                     -------------
   13,500 Exxon Mobil Corp.                             469,800
   22,550 Smith International, Inc. +                   766,700  SHORT-TERM INVESTMENT (1.1%)
                                                    ------------  363,661  Deutsche Cash Management Fund
                                                      1,707,051              (Cost $363,661)                             363,661
                                                    ------------                                                    -------------
FINANCIAL (17.5%)
   14,800 American International Group, Inc.            964,220  TOTAL INVESTMENTS IN SECURITIES - 100.0%
   25,300 Citigroup, Inc.                               983,664              (COST $36,788,832)                      $32,766,405
   15,800 Marsh & McLennan Cos., Inc.                   745,760  OTHER ASSETS AND LIABILITIES, NET  - 0.0%                 7,333
   29,600 Mellon Financial Corp.                        889,480                                                     -------------
   19,000 Morgan Stanley                                859,560  TOTAL NET ASSETS - 100.0%                           $32,773,738
   23,000 SouthTrust Corp.                              601,220                                                     =============
   19,300 Washington Mutual, Inc.                       694,414
                                                    ------------
                                                      5,738,318
                                                    ------------



------------------------------------------------------
+ Non-income producing security.


See Notes to Financial Statements      8


--------------------------------------------------------------------------------
BROWN ADVISORY MARYLAND BOND FUND (NOTE 1)
SCHEDULE OF INVESTMENTS (unaudited)
NOVEMBER 30, 2002
--------------------------------------------------------------------------------

FACE AMOUNT               SECURITY DESCRIPTION          VALUE    FACE AMOUNT               SECURITY DESCRIPTION          VALUE
-----------               --------------------          -----    -----------               --------------------          -----

MUNICIPAL BONDS - (96.4%)
GENERAL OBLIGATION BONDS- (43.6%)

 $100,000 Anne Arundel County Maryland                           $  30,000 Howard County Maryland
          5.00% due 02/01/10                         $  107,542            Consolidated Public Improvement
  250,000 Anne Arundel County Maryland                                     Series A 5.00% due 02/15/09
          5.00% due 02/15/10                            272,258            Prerefunded 2/15/08 @ 100                   $  32,790
  115,000 Anne Arundel County Maryland                           1,100,000 Montgomery County Maryland
          5.00% due 05/15/13                            122,549            Consolidated Public Improvement
  500,000 Anne Arundel County Maryland                                     Series A 5.00% due 01/01/10                 1,182,555
          4.75% due 02/15/17                            512,375    250,000 Montgomery County Maryland
  500,000 Anne Arundel County Maryland                                     Consolidated Public Improvement
          4.80% due 02/15/18                            510,290            Series A 4.70% due 01/01/13                   259,983
  350,000 Baltimore County Maryland                              1,090,000 Montgomery County Maryland
          Consolidated Public Improvement                                  Consolidated Public Improvement
          4.13% due 08/01/05                            369,422            Series A 4.88% due 05/01/13                 1,147,290
  500,000 Baltimore County Maryland                              1,000,000 Montgomery County Maryland
          Metropolitan District                                            Series A 5.00% due 11/01/07                 1,103,970
          5.00% due 06/01/07                            548,300    500,000 Ocean City Maryland FGIC Insured
  835,000 Baltimore County Maryland                                        4.25% due 03/01/11                            516,330
          Metropolitan District                                  1,000,000 Prince Georges County Maryland
          4.40% due 08/01/29                            889,065            Consolidated Public Improvement
  200,000 Carroll County Maryland                                          3.25% due 09/15/11                            949,450
          County Commissioners                                     235,000 State of Maryland
          Consolidated Public Improvement                                  Capital Improvement & Refund
          5.10% due 12/01/12                            216,828            5.00% due 04/15/04                            238,057
  500,000 Charles County Maryland                                  240,000 State of Maryland
          Consolidated Public Improvement                                  State & Local Facilities Loan
          4.20% due 02/01/11                            519,080            1st Series 4.00% due 02/15/03                 241,409
  750,000 Frederick County Maryland                              1,530,000 State of Maryland
          Public Facilities                                                State & Local Facilities Loan
          4.00% due 07/01/08                            788,115            1st Series 4.50% due 03/01/03               1,542,805
  210,000 Frederick County Maryland                                300,000 State of Maryland
          Public Facilities                                                State & Local Facilities Loan
          Series A 3.80% due 07/01/07                   219,950            1st Series 4.50% due 03/01/04                 311,208
  740,000 Harford County Maryland                                  625,000 State of Maryland
          5.00% due 12/01/13                            799,267            State & Local Facilities Loan
  670,000 Howard County Maryland                                           1st Series 4.50% due 02/15/08                 658,081
          Consolidated Public Improvement                          385,000 State of Maryland
          Series A 4.10% due 02/15/05                   701,979            State & Local Facilities Loan
  225,000 Howard County Maryland                                           1st Series 4.00% due 03/01/08                 403,291
          Consolidated Public Improvement                          500,000 State of Maryland
          Series A 4.30% due 02/15/08                   238,871            State & Local Facilities Loan
  350,000 Howard County Maryland                                           1st Series 4.75% due 03/01/09                 539,535
          Consolidated Public Improvement                          300,000 State of Maryland
          Series A 5.00% due 02/15/08                   383,310            State & Local Facilities Loan
  295,000 Howard County Maryland                                           2nd Series 5.00% due 10/15/07                 322,116
          Consolidated Public Improvement                          225,000 State of Maryland
          Series A 5.00% due 02/15/09                   319,228            State & Local Facilities Loan
                                                                           2nd Series 5.00% due 08/01/08                 246,017


See Notes to Financial Statements      9


--------------------------------------------------------------------------------
BROWN ADVISORY MARYLAND BOND FUND (NOTE 1)
SCHEDULE OF INVESTMENTS (unaudited)
NOVEMBER 30, 2002
--------------------------------------------------------------------------------

FACE AMOUNT               SECURITY DESCRIPTION          VALUE    FACE AMOUNT               SECURITY DESCRIPTION          VALUE
-----------               --------------------          -----    -----------               --------------------          -----

GENERAL OBLIGATION BONDS (CONTINUED)                             REVENUE BONDS- (CONTINUED)
$ 475,000 State of Maryland                                      $1,000,000 Maryland Community Development
          State & Local Facilities Loan                                     Administration - Single Family Program
          3rd Series 5.00% due 10/15/06              $  521,066             1st Series 4.65% due 04/01/12             $1,029,940
1,980,000 State of Maryland                                         500,000 Maryland Community Development
          State & Local Facilities Loan                                     Administration - Single Family Program
          Capital Improvement Series A                                      1st Series 4.75% due 04/01/13                513,305
          5.50% due 08/01/13                          2,233,064   1,000,000 Maryland Department of Transportation
1,000,000 Washington Suburban Sanitation                                    5.50% due 09/01/06                         1,110,960
          District - General Construction                           240,000 Maryland Department of Transportation
          4.50% due 06/01/05                          1,062,340             4.63% due 09/15/07                           245,294
  320,000 Washington Suburban Sanitation                            500,000 Maryland Department of Transportation
          District - General Construction                                   5.50% due 02/01/10                           559,990
          4.63% due 06/01/06                            337,034   1,850,000 Maryland Department of Transportation
  500,000 Washington Suburban Sanitation                                    5.50% due 12/15/11                         2,054,757
          District - General Construction                           495,000 Maryland Economic Development
          4.25% due 06/01/10                            526,490             Corporation 3.35% due 09/15/12               469,656
  450,000 Washington Suburban Sanitation                            500,000 Maryland Economic Development
          District - Sewage Disposal                                        Corporation - Maryland Department
          5.25% due 06/01/07                            498,213             of Transportation Headquarters
  200,000 Washington Suburban Sanitation                                    5.00% due 06/01/15                           527,740
          District - Sewage Disposal                                700,000 Maryland Economic Development
          2nd Series 4.75% due 06/01/07                 217,212             Corporation - University of Maryland
  475,000 Washington Suburban Sanitation                                    College Park Project 4.00% due 07/01/08      731,353
          District - Water Supply                                   410,000 Maryland Economic Development
          4.38% due 06/01/07                            508,374             Corporation - University Village
                                                                            Sheppard Pratt 4.75% due 07/01/07            434,129
TOTAL GENERAL OBLIGATION BONDS                                      500,000 Maryland Health & Higher
          (COST $22,624,840)                         23,117,109             Educational Facilities -
                                                                            Board of Child Care
REVENUE BONDS- (52.8%)                                                      4.50% due 07/01/12                           492,145
                                                                    120,000 Maryland Health & Higher
  620,000 Baltimore Maryland Certificates                                   Educational Facilities -
          of Participation - Emergency Telecom                              Carroll County
          Project Series A AMBAC Insured                                    General Hospital
          4.70% due 10/01/06                            671,385             4.25% due 07/01/08                           121,967
  925,000 Baltimore Maryland Convention Center                      250,000 Maryland Health & Higher
          MBIA Insured 5.00% due 09/01/19               941,891             Educational Facilities -
  170,000 Frederick County Maryland                                         Carroll County General Hospital
          Educational Facilities Revenue                                    4.63% due 07/01/10                           253,425
          Mount St. Mary's College                                  500,000 Maryland Health & Higher Educational
          Series A 4.55% due 09/01/06                   177,857             Facilities - Carroll County
  170,000 Frederick County Maryland                                         General Hospital
          Educational Facilities Revenue                                    5.00% due 07/01/13                           507,590
          Mount St. Mary's College
          Series A 4.65% due 09/01/07                   177,662
  720,000 Maryland Community Development
          Administration - Infrastructure
          Financing Series B
          4.35% due 06/01/06                            766,807


See Notes to Financial Statements      10


--------------------------------------------------------------------------------
BROWN ADVISORY MARYLAND BOND FUND (NOTE 1)
SCHEDULE OF INVESTMENTS (unaudited)
NOVEMBER 30, 2002
--------------------------------------------------------------------------------

FACE AMOUNT               SECURITY DESCRIPTION          VALUE    FACE AMOUNT               SECURITY DESCRIPTION          VALUE
-----------               --------------------          -----    -----------               --------------------          -----

REVENUE BONDS (CONTINUED)
$ 500,000 Maryland Health & Higher Educational                     600,000 Maryland Health & Higher Educational
          Facilities - Charity Obligated Group                             Facilities - Pickersgill
          Series A 4.75% due 11/01/14                $  506,065            Series A 5.85% due 01/01/10                   643,770
  400,000 Maryland Health & Higher Educational                     250,000 Maryland Health & Higher Educational
          Facilities - Frederick Memorial Hospital                         Facilities - Union Hospital of Cecil County
          3.60% due 07/01/08                            399,952            3.00% due 07/01/05                            252,830
  450,000 Maryland Health & Higher Educational                     250,000 Maryland Health & Higher Educational
          Facilities - Frederick Memorial Hospital                         Facilities - Union Hospital of Cecil County
          4.20% due 07/01/11                            444,776            3.75% due 07/01/08                            252,508
  500,000 Maryland Health & Higher Educational                     190,000 Maryland Health & Higher Educational
          Facilities - Greater Baltimore Medical Center                    Facilities - University of Maryland
          5.00% due 07/01/20                            492,790            Medical System 4.00% due 07/01/05             196,977
  500,000 Maryland Health & Higher Educational                     400,000 Maryland Health & Higher Educational
          Facilities - Johns Hopkins University                            Facilities - University of Maryland
          5.00% due 05/15/10                            532,105            Medical System 4.00% due 07/01/06             414,956
  900,000 Maryland Health & Higher Educational                     400,000 Maryland Health & Higher Educational
          Facilities - Johns Hopkins University                            Facilities - University of Maryland
          5.00% due 05/15/11                            952,452            Medical System 5.00% due 07/01/09             426,652
  500,000 Maryland Health & Higher Educational                     750,000 Maryland Health & Higher Educational
          Facilities - Johns Hopkins University                            Facilities - University of Maryland
          4.60% due 05/15/14                            501,555            Medical System 5.00% due 07/01/12             779,213
  100,000 Maryland Health & Higher Educational                     805,000 Maryland Industrial Development
          Facilities - Johns Hopkins University                            Financing Authority -
          4.70% due 05/15/15                            100,310            American Center for Physics
  500,000 Maryland Health & Higher Educational                             3.95% due 12/15/07                            847,367
          Facilities - Johns Hopkins University                    500,000 Maryland Industrial Development
          Series A 5.00% due 07/01/10                   544,550            Financing Authority -
  250,000 Maryland Health & Higher Educational                             Holy Cross Health System Corporation
          Facilities - Johns Hopkins University                            5.50% due 12/01/08                            553,200
          Series A 5.00% due 07/01/12                   269,425    500,000 Maryland Industrial Development
  250,000 Maryland Health & Higher Educational                             Financing Authority -
          Facilities - Johns Hopkins University                            National Aquarium Baltimore
          Series A 5.00% due 07/01/13                   266,983            Series B 4.50% due 11/01/14                   500,580
  520,000 Maryland Health & Higher Educational                      90,000 Maryland Transportation Authority -
          Facilities - Kennedy Krieger Institute                           Baltimore/Washington
          5.30% due 07/01/12                            538,522            International Airport
  250,000 Maryland Health & Higher Educational                             Series B5.88% due 07/01/06                     97,497
          Facilities - McLean School                             1,000,000 Maryland Water Quality Financing
          5.00% due 07/01/08                            262,593            Series A 5.30% due 09/01/09                 1,068,060
  315,000 Maryland Health & Higher Educational                     500,000 Montgomery County Maryland -
          Facilities - Medlantic/Helix                                     Housing Opportunity Commission
          Series B 4.00% due 08/15/05                   331,008            Aston Woods Apartments
  575,000 Maryland Health & Higher Educational                             Series A Multifamily Revenue
          Facilities - Medlantic/Helix                                     4.90% due 05/15/31                            521,075
          Series B 4.00% due 08/15/06                   606,625





See Notes to Financial Statements      11


--------------------------------------------------------------------------------
BROWN ADVISORY MARYLAND BOND FUND (NOTE 1)
SCHEDULE OF INVESTMENTS (unaudited)
NOVEMBER 30, 2002
--------------------------------------------------------------------------------

FACE AMOUNT               SECURITY DESCRIPTION          VALUE
-----------               --------------------          -----

REVENUE BONDS (CONCLUDED)
$ 425,000 Montgomery County Maryland -
          Housing Opportunity Commission
          Series A Single Family Mortgage
          4.15% due 07/01/08                         $  441,307
  485,000 University of Maryland System
          Auxiliary Facility & Tuition Revenue
          Series A 4.00% due 10/01/08                   509,245
  855,000 University of Maryland System
          Auxiliary Facility & Tuition Revenue
          Series A 5.00% due 04/01/09                   922,314
  500,000 University of Maryland System
          Auxiliary Facility & Tuition Revenue
          Series A 5.00% due 04/01/10                   536,005
  530,000 University of Maryland System
          Auxiliary Facility & Tuition Revenue
          Series C 4.65% due 10/01/06                   546,435
                                                    -----------

TOTAL REVENUE BONDS
              (COST $27,429,273)                     28,047,555
                                                    -----------
TOTAL MUNICIPAL BONDS
              (COST $50,054,113)                     51,164,664
                                                    -----------
SHARES
SHORT-TERM INVESTMENTS - (4.4%)

1,720,556 Deutsche Tax Free Money Fund                1,720,556
  611,464 Dreyfus Municipal Cash Management
          Plus Fund                                     611,464
                                                    -----------
TOTAL SHORT-TERM INVESTMENTS
              (COST $2,332,020)                       2,332,020
                                                    -----------
TOTAL INVESTMENTS IN SECURITIES - 100.8%
              (COST $52,386,133)                    $53,496,684
                                                    -----------
OTHER ASSETS AND LIABILITIES, NET - (0.8%)             (418,087)
                                                    -----------
TOTAL NET ASSETS - 100.0%                           $53,078,597
                                                    ===========

_______________________________________________________________

AMBAC - American Municipal Bond Assurance Corporation

FGIC - Finanical Guaranty Insurance Corporation

MBIA - Municipal Bond Insurance Association


See Notes to Financial Statements      12

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES (unaudited)
NOVEMBER 30, 2002
--------------------------------------------------------------------------------

                                                                              BROWN               BROWN              BROWN
                                                                             ADVISORY            ADVISORY           ADVISORY
                                                                             SMALL-CAP            GROWTH            MARYLAND
                                                                              GROWTH              EQUITY              BOND
                                                                             FUND (a)            FUND (a)           FUND (a)
                                                                         ---------------      --------------     --------------
ASSETS
 Total investments, at value (Note 2)
  (Cost $141,374,221, $36,788,832 and $52,386,133, respectively)          $ 130,447,386        $ 32,766,405       $ 53,496,684
 Receivables:
  Investment securities sold                                                     55,501             158,792                  -
  Fund shares sold                                                              542,779                   -            150,000
  Interest and dividends                                                          4,574              40,444            706,415
  Expense reimbursement from adviser                                             10,735                   -             26,367
 Other Assets                                                                    25,102               1,323             28,001
                                                                         ---------------      --------------     --------------
Total Assets                                                                131,086,077          32,966,964         54,407,467
                                                                         ---------------      --------------     --------------

LIABILITIES
 Payables:
  Investment securities purchased                                                     -             160,163          1,109,910
  Fund shares redeemed                                                           13,948                   -                  -
  Dividends                                                                           -                   -            153,997

Accrued Liabilities:
 Investment advisory fees (Note 3)                                              100,654                   -                  -
 Administration fees (Note 3)                                                         -                   -              4,380
 Accounting fees (Note 3)                                                         1,497               1,951              2,498
 Custodian fees (Note 3)                                                         10,880               4,154              1,481
 Transfer agent fees (Note 3)                                                    30,381               1,843              1,606
 Other                                                                           83,580              25,115             54,998
                                                                         ---------------      --------------     --------------
Total Liabilities                                                               240,940             193,226          1,328,870
                                                                         ---------------      --------------     --------------
NET ASSETS                                                                $ 130,845,137        $ 32,773,738       $ 53,078,597
                                                                         ===============      ==============     ==============
COMPONENTS OF NET ASSETS
 Paid-in capital                                                          $ 176,806,183        $ 43,969,159       $ 51,975,842
 Undistributed net investment income (loss)                                    (644,812)             48,119                 78
 Accumulated net realized loss from investments                             (34,389,399)         (7,221,113)            (7,874)
 Unrealized appreciation (depreciation) of investments                      (10,926,835)         (4,022,427)         1,110,551
                                                                         ---------------      --------------     --------------
NET ASSETS                                                                $ 130,845,137        $ 32,773,738       $ 53,078,597
                                                                         ===============      ==============     ==============
SHARES OF BENEFICIAL INTEREST
 Institutional shares                                                        14,321,745           4,728,467          5,093,189
 A shares                                                                     1,760,228                   -                  -
 B shares                                                                       109,298                   -                  -
 C shares                                                                        10,351                   -                  -
NET ASSET VALUE PER SHARE:
 Institutional Shares - based on Net Assets of $104,924,423, $32,773,738,
 and $53,078,597, respectively                                            $        7.33        $       6.93       $      10.42
 A Shares - based on Net Assets of $24,358,806                            $       13.84        $          -       $          -
 A Shares Maximum Public Offering Price Per Share
    (net asset value per share / 94.50%)                                  $       14.64        $          -       $          -
 B Shares - based on Net Assets of $1,426,947                             $       13.05        $          -       $          -
 C Shares - based on Net Assets of $134,961                               $       13.04        $          -       $          -
-------------------------------------------------------------------------
(a) Note 1.


See Notes to Financial Statements      13

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS (unaudited)
FOR THE SIX MONTHS ENDED NOVEMBER 30, 2002
--------------------------------------------------------------------------------

                                                               BROWN               BROWN              BROWN
                                                              ADVISORY            ADVISORY           ADVISORY
                                                              SMALL-CAP            GROWTH            MARYLAND
                                                               GROWTH              EQUITY              BOND
                                                              FUND (a)            FUND (a)           FUND (a)
                                                          ---------------      --------------     --------------
INVESTMENT INCOME
 Interest income                                           $      38,451        $      7,264       $    888,864
 Dividend income                                                       -             178,321                  -
                                                          ---------------      --------------     --------------
Total Investment Income                                           38,451             185,585            888,864
                                                          ---------------      --------------     --------------

EXPENSES
 Investment advisory fees (Note 3)                               536,244             115,832            116,797
 Administration fees (Note 3)                                     52,518              20,463             23,359
 Transfer agency fees (Note 3)
  Institutional Shares                                            11,220              10,339             10,031
  A Shares                                                         9,802                   -                  -
  B Shares                                                         3,881                   -                  -
  C Shares                                                         2,585                   -                  -
 Shareholder service fees (Note 3)
  B Shares                                                           590                   -                  -
  C Shares                                                            54                   -                  -
 Distribution fees (Note 3)
  A Shares                                                        10,019                   -                  -
  B Shares                                                         1,770                   -                  -
  C Shares                                                           163                   -                  -
 Custody fees (Note 3)                                            10,344               6,833              4,557
 Accounting fees (Note 3)                                         26,297              19,951             20,825
 Shareholder Reporting fees                                        4,400               1,189              3,295
 Legal fees                                                        7,400               1,998              1,908
 Compliance fees                                                  14,289               7,137                451
 Auditing fees                                                    11,136              10,757             11,289
 Trustees fees and expenses                                        2,075                 645                566
 Miscellaneous expenses                                            8,394               4,073              9,106
                                                          ---------------      --------------     --------------
Total Expenses                                                   713,181             199,217            202,184
Fees waivers and expense reimbursements (Note 4)                 (29,918)           (116,794)          (143,557)
                                                          ---------------      --------------     --------------
Net Expenses                                                     683,263              82,423             58,627
                                                          ---------------      --------------     --------------

NET INVESTMENT INCOME (LOSS)                                    (644,812)            103,162            830,237
                                                          ---------------      --------------     --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
 Net realized gain (loss) on investments                     (21,275,968)         (3,022,727)                24
 Net change in unrealized appreciation (depreciation)
  of investments                                              11,767,230             (70,276)           335,065
                                                          ---------------      --------------     --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS                                                  (9,508,738)         (3,093,003)           335,089
                                                          ---------------      --------------     --------------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                                 $ (10,153,550)       $ (2,989,841)      $  1,165,326
                                                          ===============      ==============     ==============
--------------------------------------------------------
(a) Note 1.


See Notes to Financial Statements      14

--------------------------------------------------------------------------------


STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                             BROWN ADVISORY
                                                                               SMALL-CAP
                                                                                GROWTH
                                                                                FUND (A)
                                                     -----------------------------------------------------------
                                                              June 1, 2002                 June 1, 2001
                                                                   to                           to
                                                           November 30, 2002 (b)           May 31, 2002
                                                     ----------------------------- -----------------------------
                                                         AMOUNT         SHARES         AMOUNT         SHARES

OPERATIONS
Net investment loss                                   $   (644,812)                 $ (1,471,435)
Net realized loss on investments                       (21,275,968)                   (7,917,121)
Net change in unrealized depreciation
   of investments                                       11,767,230                   (29,483,534)
                                                     --------------                --------------
Net Decrease in Net Assets Resulting from Operations   (10,153,550)                  (38,872,090)
                                                     --------------                --------------
CAPITAL SHARE TRANSACTIONS
Sale of shares
     Institutional shares                               23,616,170      3,446,869     73,368,308      7,631,476
     A shares                                            4,015,290        355,187              -
     B shares                                                    -              -              -
     C shares                                                    -              -              -
Transactions due to acquisition (Note 7)
     Institutional shares                                1,413,552        238,776              -
     A shares                                           20,974,759      1,876,052              -
     B shares                                            1,216,279        115,180              -
     C shares                                              109,144         10,351              -
Redemption of shares
     Institutional shares                              (31,143,179)    (4,641,110)   (15,952,805)    (1,578,631)
     A shares                                           (5,337,476)      (471,011)             -
     B shares                                              (65,070)        (5,882)             -
                                                     -------------- -------------- -------------- --------------
Net Increase from Capital Share Transactions            14,799,469        924,412     57,415,503      6,052,845
                                                     -------------- -------------- -------------- --------------
Net Increase in Net Assets                               4,645,919                    18,543,413

NET ASSETS
Beginning of period                                    126,199,218                   107,655,805
                                                     --------------                --------------
End of period (A)                                     $130,845,137                  $126,199,218
                                                     ==============                ==============


(A) Accumulated net investment loss                   $   (644,812)                $           -
                                                     ==============                ==============
____________________________________________________

(a) Note 1.
(b) Unaudited.


See Notes to Financial Statements      15

--------------------------------------------------------------------------------


STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                             BROWN ADVISORY
                                                                                 GROWTH
                                                                                 EQUITY
                                                                                FUND (A)
                                                     -----------------------------------------------------------
                                                              June 1, 2002                 June 1, 2001
                                                                   to                           to
                                                           November 30, 2002 (b)           May 31, 2002
                                                     ----------------------------- -----------------------------
                                                         AMOUNT         SHARES         AMOUNT         SHARES

OPERATIONS
 Net investment income                                $    103,162                  $    167,468
 Net realized loss on investments                       (3,022,727)                   (2,444,463)
 Net change in unrealized depreciation
   of investments                                          (70,276)                   (5,703,902)
                                                     --------------                --------------
Net Decrease in Net Assets Resulting from Operations    (2,989,841)                   (7,980,897)
                                                     --------------                --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income on investments                     (101,625)                     (183,059)
                                                     --------------                --------------
Net Decrease in Net Assets from Distributions             (101,625)                     (183,059)
                                                     --------------                --------------
CAPITAL SHARE TRANSACTIONS
 Sale of shares                                          4,798,499        740,274     13,363,114      1,567,326
 Reinvestment of distributions                               3,332            531          7,091            834
 Redemption of shares                                   (5,209,762)      (799,128)    (6,955,386)      (828,144)
                                                     -------------- -------------- -------------- --------------
Net Increase (Decrease) from Capital Share Transactions   (407,931)       (58,323)     6,414,819        740,016
                                                     -------------- -------------- -------------- --------------
Net Increase (Decrease) in Net Assets                   (3,499,397)                   (1,749,137)

NET ASSETS
 Beginning of period                                    36,273,135                    38,022,272
                                                     --------------                --------------
 End of period (A)                                    $ 32,773,738                  $ 36,273,135
                                                     ==============                ==============
(A) Accumulated undistributed net investment income   $     48,119                  $     46,582
                                                     ==============                ==============
____________________________________________________

(a) Note 1.
(b) Unaudited.


See Notes to Financial Statements      16

--------------------------------------------------------------------------------


STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                             BROWN ADVISORY
                                                                                MARYLAND
                                                                                  BOND
                                                                                FUND (a)
                                                     -----------------------------------------------------------
                                                              June 1, 2002                 June 1, 2001
                                                                   to                           to
                                                           November 30, 2002 (b)           May 31, 2002
                                                     ----------------------------- -----------------------------
                                                         AMOUNT         SHARES         AMOUNT         SHARES

OPERATIONS
  Net investment income                               $    830,237                  $  1,305,052
  Net realized gain (loss) on investments                       24                          (403)
  Net change in unrealized appreciation
    of investments                                         335,065                       552,880
                                                     --------------                --------------
Net Increase in Net Assets Resulting from Operations     1,165,326                     1,857,529
                                                     --------------                --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income on investments                    (830,159)                   (1,305,052)
                                                     --------------                --------------
Net Decrease in Net Assets from Distributions             (830,159)                   (1,305,052)
                                                     --------------                --------------
CAPITAL SHARE TRANSACTIONS
  Sale of shares                                        30,351,761      2,888,649     13,378,310      1,309,491
  Reinvestment of distributions                              5,748            548          1,224            119
  Redemption of shares                                 (14,015,613)    (1,335,041)    (7,988,654)      (780,541)
                                                     -------------- -------------- -------------- --------------
Net Increase from Capital Share Transactions            16,341,896      1,554,156      5,390,880        529,069
                                                     -------------- -------------- -------------- --------------
Net Increase in Net Assets                              16,677,063                     5,943,357

NET ASSETS
  Beginning of period                                   36,401,534                    30,458,177
                                                     --------------                --------------
  End of period (A)                                   $ 53,078,597                  $ 36,401,534
                                                     ==============                ==============

(A) Accumulated undistributed net investment income   $         78                  $          -
                                                     ==============                ==============
____________________________________________________
(a) Note 1.
(b) Unaudited.


See Notes to Financial Statements      17

--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These financial highlights reflect selected data for a share of each Fund outstanding during the years or periods indicated.

                                            SELECTED DATA FOR A SINGLE SHARE
                          -----------------------------------------------------------------------
                                                                  Distributions
                           Beginning      Net         Net     ---------------------     Ending
                           Net Asset  Investment Realized and  from Net    from Net    Net Asset
                           Value Per    Income    Unrealized  Investment   Realized    Value Per     Total
                             Share      (Loss)    Gain (Loss)   Income       Gains       Share      Return
---------------------------------------------------------------------------------------------------------------
BROWN ADVISORY SMALL-CAP GROWTH FUND
Year/Period Ended
November 30, 2002 (c)
 Institutional Shares (f)   $  8.26     (0.04)       (0.89)       -           -         $ 7.33      (11.26)%
 A Shares (d)                 11.18     (0.03)        2.69        -           -          13.84       23.79% (e)
 B Shares (d)                 10.56     (0.04)        2.53        -           -          13.05       23.58% (e)
 C Shares (d)                 10.54     (0.04)        2.54        -           -          13.04       23.72% (e)
May 31, 2002
 Institutional Shares (f)     11.67     (0.10)       (3.31)       -           -           8.26      (29.22)%
May 31, 2001
 Institutional Shares (f)     13.82     (0.10)       (1.56)       -       (0.49)         11.67      (12.08)%
May 31, 2000
 Institutional Shares (d)(f)  10.00     (0.10)        3.92        -           -          13.82       38.20%
---------------------------------------------------------------------------------------------------------------
BROWN ADVISORY GROWTH EQUITY FUND (f)
Year/Period Ended
November 30, 2002 (c)
 Institutional Shares       $  7.58      0.02        (0.65)   (0.02)          -         $ 6.93       (8.27)%
May 31, 2002
 Institutional Shares          9.40      0.04        (1.82)   (0.04)          -           7.58      (18.96)%
May 31, 2001
 Institutional Shares         10.85      0.02        (1.46)   (0.01)          -           9.40      (13.29)%
May 31, 2000
 Institutional Shares (d)     10.00      0.01         0.85    (0.01)          -          10.85        8.59%
---------------------------------------------------------------------------------------------------------------
BROWN ADVISORY MARYLAND BOND FUND (F)
Year/Period Ended
November 30, 2002 (c)
 Institutional Shares       $ 10.29      0.20         0.12    (0.19)          -         $10.42        3.09%
May 31, 2002
 Institutional Shares         10.12      0.40         0.17    (0.40)          -          10.29        5.70%
May 31, 2001
 Institutional Shares (d)     10.00      0.17         0.12    (0.17)          -          10.12        2.95%

                                                           RATIOS/SUPPLEMENTAL DATA
                                                    --------------------------------------
                                                                 Ratios to
                                          Assets at          Average Net Assets (a)
                                            End of  --------------------------------------
                                            Period        Net      Portfolio
                                            (000's     Investment     Net     Gross       Turnover
                                           Omitted)  Income (loss) Expenses  Expenses (b)  Rate
---------------------------------------------------------------------------------------------------
BROWN ADVISORY SMALL-CAP GROWTH FUND
Year/Period Ended
November 30, 2002 (c)
 Institutional Shares (f)                $ 104,924      (1.18)%      1.25%     1.27%         15%
 A Shares (d)                               24,359      (1.45)%      1.50%     1.79%         15%
 B Shares (d)                                1,427      (1.95)%      2.00%     4.73%         15%
 C Shares (d)                                  135      (1.95)%      2.00%    23.00%         15%
May 31, 2002
 Institutional Shares (f)                  126,199      (1.17)%      1.24%     1.24%         21%
May 31, 2001
 Institutional Shares (f)                  107,656      (0.95)%      1.25%     1.25%         25%
May 31, 2000
 Institutional Shares (d)(f)                87,959      (0.80)%      1.25%     1.35%         30%
---------------------------------------------------------------------------------------------------
BROWN ADVISORY GROWTH EQUITY FUND (f)
Year/Period Ended
November 30, 2002 (c)
 Institutional Shares                     $ 32,774      0.67%        0.53%     1.29%         22%
May 31, 2002
 Institutional Shares                       36,273      0.45%        0.47%     1.22%         50%
May 31, 2001
 Institutional Shares                       38,022      0.22%        0.77%     1.22%         82%
May 31, 2000
 Institutional Shares (d)                   31,537      0.14%        1.00%     1.55%         42%
---------------------------------------------------------------------------------------------------
BROWN ADVISORY MARYLAND BOND FUND (F)
Year/Period Ended
November 30, 2002 (c)
 Institutional Shares                     $ 53,079      3.55%        0.25%     0.86%          1%
May 31, 2002
 Institutional Shares                       36,402      3.87%        0.25%     0.97%          7%
May 31, 2001
 Institutional Shares (d)                   30,458      3.91%        0.25%     1.28%          2%
---------------------------------------------------------------------------------------------------
(a)  All ratios for periods less than a year are annualized.
(b)  The ratio of Gross  Expenses  to Average  Net Assets  reflects  the expense ratio excluding any fee waivers and expense reimbursements for a Fund.
(c)  Unaudited.
(d)  See Note 1 for dates of commencement of operations.
(e)  Total return is from inception to date.
(f)  Fund Shares issued and outstanding on November 17, 2002 were  redesignateed
     Insitutional Shares.


See Notes to Financial Statements      18

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOVEMBER 30, 2002
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

This report relates to Brown Advisory Small-Cap Growth Fund, Brown Advisory Growth Equity Fund and Brown Advisory Maryland Bond Fund (individually a "Fund", and collectively, the "Funds"). The Funds recently underwent a name change and were previously known as BrownIA Small-Cap Growth Funds, BrownIA Growth Equity Fund and BrownIA Maryland Bond Fund. Brown Advisory Small-Cap Growth Fund and Brown Advisory Growth Equity Fund are each diversified series of Forum Funds (the "Trust") while Brown Advisory Maryland Bond Fund is a non-diversified series of the Trust. The Trust is a Delaware business trust that is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Trust currently has twenty-three investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value. Both the Brown Advisory Small-Cap Growth Fund Institutional Shares and the Brown Advisory Growth Equity Fund commenced operations on June 28, 1999, and the Brown Advisory Maryland Bond Fund commenced operations on December 21, 2000. A, B and C Shares of Brown Advisory Small-Cap Growth Fund commenced operations on September 20, 2002. A Shares generally provide for a front-end sales charge while B Share and C Shares provide for a contingent deferred sales charge.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from these estimates. The following summarizes the significant accounting policies of each
Fund:

SECURITY VALUATION - Generally, the Trust determines the net asset value per share of each Fund as of the close of the regular trading day on the New York Stock Exchange on each Fund's business day. Securities, other than short-term securities, held by each Fund, and for which market quotations are readily
available,   are  valued  using  the  last  reported  sales  price  provided  by independent pricing services. If no sales price is reported, the mean of the last bid and ask price is used. In the absence of readily available market quotations, securities are valued at fair value as determined by the Trust's Board of Trustees pursuant to the Trust's valuation procedures. Securities that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at net asset value.

SECURITY TRANSACTIONS AND INVESTMENT INCOME - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS - Each Fund may invest in repurchase agreements. Each Fund, through its custodian, receives delivery of the underlying securities, whose market value must always equal or exceed the repurchase price. In the event of default, a Fund may have difficulties disposing of such securities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income are declared and paid quarterly by Brown Advisory Small-Cap Growth Fund and Brown Advisory Growth Equity Fund and are declared daily and paid monthly by Brown Advisory Maryland Bond Fund. Net capital gains, if any, are declared and paid to shareholders at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by a Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - Each Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

EXPENSE ALLOCATION - The Trust is comprised of twenty-three active fund series, and it accounts separately for the assets, liabilities and operations of each series. Expenses that are directly attributable to more than one fund are allocated among the respective funds in proportion to each fund's average daily net assets. Each share of each class of the Fund represents an undivided, proportionate interest in the Fund.

Each share of each class of Small-Cap Growth Fund represents an undivided, proportionate interest in the Fund. The Fund's class specific expenses include transfer agent fees, shareholder servicing fees, distribution fees and certain other expenses as determined by the Trust's Board.

NOTE 3. ADVISORY FEES AND OTHER TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISER - The investment adviser to each Fund is Brown Investment Advisory Incorporated (the "Adviser"), a wholly owned subsidiary of Brown Investment Advisory & Trust Company. Pursuant to Investment Advisory Agreements with the Trust, the Adviser receives an advisory fee from Brown Advisory Small-Cap Growth Fund, Brown Advisory Growth Equity Fund, and Brown Advisory Maryland Bond Fund at an annual rate of 1.00%, 0.75%, and 0.50% respectively, of each Fund's average daily net assets.

ADMINISTRATOR - The administrator of each Fund is Forum Administrative Services, LLC ("FAdS"). For its services, FAdS receives an administrative fee at an annual rate of 0.10% of the first $100 million of each Fund's average daily net assets and 0.075% of each Fund's average daily net assets in excess of $100 million, subject to a minimum fee of $40,000 per year.

TRANSFER AGENT - The transfer agent and dividend disbursing agent for each Fund is Forum Shareholder Services, LLC ("FSS"). FSS receives from each Fund an annual fee of $18,000, $12,000 per year for each additional class above one, plus certain shareholder account fees and out-of-pocket costs.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SHAREHOLDER SERVICE AGENT - The Trust has adopted a shareholder servicing plan (the "Plan") for B Shares and C Shares of Brown Advisory Small-Cap Growth Fund under which the Fund pays FAdS a shareholder servicing fee at an annual rate of up to 0.25% of the average daily net assets of each of B Shares and C Shares. FAdS may pay any or all of these fees to the Adviser or other financial institutions that provide shareholder servicing to their customers who invest in the Funds. Any payments made under the plan to FAdS shall be limited to amounts paid by FAdS to the Adviser or other financial institutions that provide shareholder servicing to their customers invested in the Fund. On November 18, 2002, the Trust's Board of Trustees terminated the plan with respect to Institutional Shares of Brown Advisory Small-Cap Growth Fund and with respect to each other Fund. No shareholder servicing fees were paid out under the plan with regard to the Institutional Shares of the Brown Advisory Small-Cap Growth Fund and with respect to each other Fund during the period ended November 30, 2002.

DISTRIBUTOR - Forum Fund Services, LLC ("FFS"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc., is the Fund's distributor. The Trust has adopted a distribution plan pursuant to Rule 12b-1 under the Act (the "Distribution Plan") with respect to A Shares, B Shares and C Shares of Brown Advisory Small-Cap Fund under which the Fund pays FFS a distribution fee at an annual rate of up to 0.25% of the average daily net assets of A Shares and up to 0.75% of the average daily net assets of each of B Shares and C Shares. FFS may pay any or all amounts of these payments to various institutions, including the Adviser, that provide distribution or shareholder servicing to their customers who invest in the A Shares, B Shares or C Shares. The Distribution Plan obligates the Fund to pay FFS compensation for FFS's services and not as reimbursement for certain expenses incurred.

OTHER SERVICE PROVIDERS - Forum Accounting Services, LLC ("FAcS") provides fund accounting services to each Fund. For its services, FAcS receives from each Fund an annual fee of $39,000, $12,000 for each additional share class above one, plus certain amounts based upon the asset levels of the Fund as well as the number and type of portfolio positions held by the Fund, and certain out-of-pocket expenses. Forum Trust, LLC (the "Custodian") serves as the Trust's custodian and may employ subcustodians to provide custody of a Fund's domestic and foreign assets. For its services, the Custodian receives a fee per Fund of 0.01% of the Fund's first $1 billion in assets; 0.0075% on Fund assets between $1-2 billion; 0.0050% on Fund assets between $2-6 billion and 0.0025% on Fund assets greater than $6 billion. Each Fund also pays an annual maintenance fee of $3,600, certain transaction fees and certain out-of-pocket costs.

NOTE 4.  WAIVER OF FEES

For the six months ended November 30, 2002, fees waived and expenses reimbursed were as follows:

                                           ADVISOR WAIVED            ADVISOR REIMBURSED            FADS WAIVED
Brown Advisory Small-Cap Growth Fund      $       -                $       29,473                $     445
Brown Advisory Growth Equity Fund              115,832                        -                        962
Brown Advisory Maryland Bond Fund              116,797                     26,367                      393

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of securities, other than short-term investments, for the six months ended November 30, 2002 were as follows:

                                          BROWN ADVISORY               BROWN ADVISORY            BROWN ADVISORY
                                       SMALL-CAP GROWTH FUND         GROWTH EQUITY FUND        MARYLAND BOND FUND
Cost of Purchases                    $      36,897,714             $      7,024,232          $     16,707,614
Proceeds from Sales                         16,251,130                    6,787,941                   324,207

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTE 6.  CONCENTRATION OF RISK

Brown Advisory Maryland Bond Fund invests primarily all of its assets in debt obligations of issuers located in the State of Maryland. An issuer's ability to meet its obligations may be affected by economic or political developments in Maryland.

NOTE 7. ACQUISITION OF FUNDS

As of September 20, 2002, Brown Advisory Small-Cap Growth Fund acquired all of the net assets of Emerging Growth Fund, Inc. ("Emerging Growth Fund"). As a result, A Shares, B Shares, and C Shares of Brown Advisory Small-Cap Growth Fund commenced operations, each class receiving assets from a corresponding share class of Emerging Growth Fund. Institutional and ABCAT Shares of Emerging Growth Fund reorganized into the Institutional Shares of Brown Advisory Small-Cap Growth Fund. The following is a summary of Shares Outstanding, Net Assets, Net Asset Values Per Share and Net Unrealized Depreciation immediately before and after the reorganization on September 20, 2002.

                                              Before Reorganization                      After Reorganization
                                        Brown Advisory                                      Brown Advisory
                                          Small-Cap                                           Small-Cap
                                         Growth Fund     Emerging Growth Fund                Growth Fund
Institutional Class
   Shares                                  14,724,778                59,647                      14,966,554
   Net Assets                        $     87,124,965      $        677,771               $      88,538,517
   Net Assets, per share             $           5.92      $          11.36               $            5.92
Class A
   Shares                                                         1,876,052                       1,876,052
   Net Assets                                              $     20,974,759               $      20,974,759
   Net Assets, per share                                   $          11.18               $           11.18
Class B
   Shares                                                           115,180                         115,180
   Net Assets                                              $      1,216,279               $       1,216,279
   Net Assets, per share                                   $          10.56               $           10.56
Class C
   Shares                                                            10,351                          10,351
   Net Assets                                              $        109,144               $         109,144
   Net Assets, per share                                   $          10.54               $           10.54
Class ABCAT
   Shares                                                            64,773                               -
   Net Assets                                              $        735,781                               -
   Net Assets, per share                                   $          11.36                               -
Net Unrealized Depreciation          $      (545,498)      $    (6,812,063)               $     (7,357,561)

NOTE 8. SUBSEQUENT EVENTS

The Board ceased the public offering of C Shares of Brown Advisory Small-Cap Growth Fund on December 10, 2002 and is in the process of terminating the class. The outstanding shares of Brown Advisory Growth Equity Fund and Brown Advisory Maryland Bond Fund will be redesignated as Institutional Shares and each Fund will add A Shares, a new share class, as of the effective date of each Fund's next registration statement filed with the Securities and Exchange Commissions.

                                        B

                                 Brown Advisory




                               INVESTMENT ADVISOR
                           Brown Advisory Incorporated
                              901 South Bond Street
                                    Suite 400
                            Baltimore, Maryland 21231


                                   DISTRIBUTOR
                            Forum Funds Services, LLC
                               Two Portland Square
                              Portland, Maine 04101


                                 TRANSFER AGENT
                         Forum Shareholder Services, LLC
                               Two Portland Square
                              Portland, Maine 04101
                                  800-540-6807




      This report is authorized for distribution only to shareholders and to others who have received a copy of the Funds' prospectus.